The Andersons Investor Day 2020 December 8, 2020

Investor Day 2020 | Safe Harbor and Non-GAAP Financial Measures Certain information discussed today constitutes forward-looking statements. Actual results could differ materially from those presented in the forward-looking statements as a result of many factors including general economic conditions, weather, competitive conditions in the Company’s industries, both in the U.S. and internationally, the COVID-19 pandemic, and additional factors that are described in the Company’s publicly-filed documents, including its ’34 Act filings and the prospectuses prepared in connection with the Company’s offerings. This presentation includes financial information which the Company’s independent auditors have not completely reviewed. Although the Company believes that the assumptions upon which the financial information and its forward- looking statements are based are reasonable, it can give no assurances that these assumptions will prove to be accurate. This presentation and today's prepared remarks contain non-GAAP financial measures. The Company believes that adjusted pretax income, adjusted pretax income attributable to the company, EBITDA, adjusted EBITDA, return on invested capital, cash from operations before working capital changes and free cash flow provide additional information to investors and others about its operations, allowing an evaluation of underlying operating performance and better period-to-period comparability. These measures do not and should not be considered as alternatives to net income or income before income taxes as determined by generally accepted accounting principles. Reconciliations of the GAAP to non-GAAP measures may be found within the financial tables of this presentation. 2

Investor Day 2020 | Agenda Welcome and Opening Remarks John Kraus | Director of Investor Relations 9:00 AM Company Overview and Strategy Pat Bowe | President & CEO Trade and Ethanol Bill Krueger | President, Trade and Processing Q&A Above Presenters 10:00 AM BREAK 10:20 AM Plant Nutrient and Rail Joe McNeely | President, Nutrient and Industrial 10:25 AM Financial Overview Brian Valentine | Executive Vice President & CFO Q&A All Presenters 11:10 AM Closing Remarks Pat Bowe | President & CEO 11:30 AM 3

Company Overview and Strategy Pat Bowe | President & CEO

Investor Day 2020 | Key Messages Significant player in North American ag supply chain with strategic and interrelated businesses1 Customer-centric offerings and solutions driven by deep relationships and market expertise2 Broad product portfolio that leverages nimbleness and innovation to drive asset-light and profitable growth3 Established track record of a lean cost structure and continuous improvement4 Disciplined and targeted approach to capital allocation across our diverse portfolio of businesses, maximizing shareholder value5 5

The Andersons at a Glance

Founded	Listed (NASDAQ)	Headquarters	Market Cap[1]	Employees[1]	Locations[1]	Revenue[2]	Adjusted EBITDA[2,3]
1947	1996, ANDE	Maumee, OH	~$800M	~2,400	~150	$7.6B	$225M

Trade and Processing

Trade
Specializes in merchandizing, movement of physical commodities such as grains, feed ingredients and fuel products

Ethanol
Manufactures and merchandize ethanol and associated feed products

Nutrient and Industrial

Plant Nutrient
Distributes, stores and formulates products through strategically located facilities and extensive network

Rail
Provides a variety of services including leasing, repair, fleet management and custom fabrication

Success Factors

- Customer Service and Relationships
- Increased Product Breadth
- Knowledge and Expertise
- ANDExcellence

Our Vision: To be the Most Nimble and Innovative North American Ag Supply Chain Company

[1] As of December 4, 2020 [2] Twelve months ended as of September 30, 2020 [3] Non-GAAP measure. See reconciliation tables in Appendix

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Strong Portfolio of Assets with Nationwide Reach

Trade

- Purchase and merchandise grain, provide value-added risk management services to growers and customers
- Operate a broad network of storage and handling (grain elevators)
- Merchandise a broad array of food and feed ingredients and specialty grains
- Provide logistics and transload services for grain and energy products

78 Facilities

~30M Metric Tonnes Traded

Ethanol

- Refine corn into ethanol and other high-value products
- Partner with Marathon Petroleum, the nation's largest ethanol blender
- Own the state-of-the-art biorefinery, ELEMENT, LLC
- Supply corn oil and other low-carbon feedstocks to the renewable diesel industry

5 Facilities

~470M Gallons Produced

Plant Nutrient

- Supply primary nutrients; strong warehouse and farm center network in Eastern Corn Belt
- Manufacture engineered granular products for lawn and other diverse markets
- Manufacture and distribute specialty liquid ag and industrial products

37 Facilities

~2.3M Tons Sold

Rail

- Have a more resilient portfolio because rail is subject to different economic factors than the ag businesses
- Own and manage a diversified fleet of various car types and end market users
- Operate a growing, nationwide network of railcar repair facilities

28 Facilities

~24,000 Railcars in Fleet

Strategically Positioned Businesses Throughout the Ag Supply Chain

Note: Facility counts are as of September 30, 2020; volume metrics are for the twelve months ended September 30, 2020

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Investor Day 2020 | Strong Portfolio of Businesses Serving Critical Links Across North American Ag Supply Chain Plant Nutrient Warehouse Farm Center Trade Elevator Ethanol Plant Feeder Refinery Blender Retailer Meat Packer Consumer Consumer Food Product Consumer Farmer Fertilizer Producer Processor Connecting Production to Demand Across Time and Geography in the Food, Feed and Fuel Supply Chains 8

Strong Geographic Footprint

NATIONWIDE REACH

- ✓ Enables end-to-end supply chain for customers
- ✓ Allows scale and regional strength in specialty markets
- ✓ Positioned near producers and important trade lanes



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Maumee Office (HQ)
Overland Park Office
Trade
Ethanol
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Rail

Facilities Located Across the North American Ag Supply Chain

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Investor Day 2020 | Our Transformational Journey Continues Significant Progress toward Optimizing the Organization to Prepare for Growth SINCE 2017 INVESTOR DAY 2021 AND BEYOND • Successfully purchased and integrated Lansing/Thompsons, deriving commercial and cost synergies • Merged ethanol entities • Made financial reporting more transparent • Exited underperforming businesses − Sold Thompsons agronomy assets − Sold Tennessee grain assets • Reorganized business groups to further enhance operations and realize commercial and cost synergies OPTIMIZED PORTFOLIO Streamlined Company • Incorporated organization-wide focus on accountability • Cost savings of $42M from 2015 base through 2019 − Exceeded original Lansing acquisition synergy target of $10M in 2019 • Set to reduce expenses by an additional $30M in 2020 and $10M in 2021 − $25M to $30M of these savings are expected to be permanent COST CONTROLS Relentless Focus • Pursuing profitable growth in each segment by taking advantage of trade lanes and bolt-on acquisitions • Exploring growth opportunities in specialty food and feed markets • Technology advancements to enable customer-centric innovation • Focusing on operational excellence while pursuing organic growth and asset-light opportunities • Continued focus on debt reduction VISION Path Forward 10

Experienced Leadership Team



Pat Bowe
President & CEO
Former: 30+ years with Cargill
Joined: 2015



Brian Valentine
Executive Vice President & CFO
Former: CFO of Lubrizol
Joined: 2018



Christine Castellano
Executive Vice President, General Counsel
Former: GC at Ingredion
Joined: 2020



Bill Krueger
President, Trade and Processing
Former: CEO of Lansing Trade Group
Joined: 2019



Joe McNeely
President, Nutrient and Industrial
Former: CEO of FreightCar America
Joined: 2018

Streamlined Leadership Team

- ✓ New executive team with deep industry expertise
- ✓ Succession ladder with staggered age and experience
- ✓ Hired outside talent with diverse skills and backgrounds

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Experienced Board of Directors with Diverse Backgrounds



Catherine Kilbane
Retired SVP, General Counsel, Secretary,
The Sherwin-Williams Co.
Joined: 2007



Gerard Anderson
Exec. Chairman & Former CEO,
DTE Energy
2008



John Stout, Jr.
Chairman & CEO,
Plaza Belmont Management Group LLC
2009



Michael Anderson, Sr.
Chairman,
The Andersons, Inc.
1988



Pamela Hershberger
Retired Managing Partner,
Ernst & Young LLP
2019



Pat Bowe
President & CEO,
The Andersons, Inc.
2015



Patrick Mullin
Retired Managing Partner,
Deloitte & Touche LLP
2013



Robert King, Jr.
Senior Advisor,
First National Bank Corporation
2005



Ross Manire
Retired President & CEO,
ExteNet Systems, Inc.
2009



Stephen Dowdle
Retired President of Sales,
PotashCorp
2018

Highlights

- Management incentives aligned with shareholder interests
- Current ISS governance score of 4[1]

Member Capabilities and Experience

✓ General Management	100%
✓ Finance and M&A	90%
✓ Sales and Marketing	90%
✓ Human Resources	90%
✓ Other Public Company Board	80%
✓ C-suite Experience	70%
✓ Risk Management	70%
✓ Business Operations	70%
✓ Agribusiness	40%

[1] ISS is a data-driven scoring and screening solution that evaluates the quality factors and assesses risk in the areas of Board Structure, Compensation Programs, Shareholder Rights, and Audit & Risk Oversight; the score ranges from 1 to 10, where 1 is considered the best

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Investor Day 2020 | Building a Robust Corporate Sustainability Program Serve with a Focus on Doing What’s Right for All Stakeholders in a Balanced Way • Foster a culture in which all employees feel safe, included and engaged • Stand for a work environment that promotes diversity, inclusion and equality for all • Written open door policy encourages conversations between employees and any level of leadership • The Healthy Lifestyles program promotes wellness and incentivizes employees and spouses to stay engaged in their own well-being • Our employee educational assistance program and MyLearning, our learning management system, provide education opportunities and training TALENT AND CULTURE • Legacy of contributing a portion of our profits to communities since our founding in 1947 • Conduct annual workplace giving campaign and offer an employee match through which employees have given more than $2 million over the last five years • Provide leadership resources to numerous charities and community boards • Our Company is a powerful vehicle through which we channel our time, talent, and energy to serve others SOCIAL • Opened new ethanol plant expected to be one of the lowest-carbon and most efficient in U.S. • Deeply engaged in fertilizer stewardship efforts through both 4R1 and H2Ohio 2 • Build end-to-end sustainable, transparent and organic supply chains for specialty food customers • Energy reduction systems in ethanol plants through cogeneration facilities, substantially reducing power sourced from the grid • Advancing our safety program with the goal of achieving and maintaining a zero-harm workplace ENVIRONMENTAL 1 4R = Right Source of nutrients at the Right Rate, at the Right Time and in the Right Place 2 H2Ohio = Initiative to ensure safe and clean water for all Ohioans 13

Investor Day 2020 | Unique Competitive Advantages Building Upon a Foundation of Strong Capabilities and Assets • Multi-generational relationships with customers and suppliers • Nurture partnerships with producers to understand their agronomic and marketing needs • Technology and processes to stay close to customers • Provide extensive risk management tools • Source contract-grown food-grade corn and oats for major players Deep Customer Relationships • Demonstrated ability to build end-to-end supply chains for our customers • Share insights and industry knowledge among businesses • Provide interested customers with supply chain traceability from farm field to food processor • Well-positioned, co-located assets • Rail business provides railcars and maintenance services to the three other businesses Interrelated Businesses • Small enough to capitalize on opportunities quickly, while having enough scale to compete effectively • Ability to move rapidly to position ourselves as leaders with operational expertise • Maumee Ventures: In-house, low overhead venture fund that provides insights into new leading technologies Nimble and Innovative 14

Investor Day 2020 | Strategic Growth Initiatives Drive Margin Expansion and Reduce Capital Intensity Innovate and Develop New Products and Services Grow Profitably and Leverage Specialty Market Opportunities 1 2 3 15

Investor Day 2020 | Drive Margin Expansion and Reduce Capital Intensity Focusing on Higher Margin, Higher ROIC Opportunities • Leveraging our current asset base to develop more customers and markets that we can serve with an asset-light business model • Increasing use of risk management services by both producers and sell- side customers TRADE • Developing higher value feed products • Merchandising more ethanol, DDGs, corn oil and other products ETHANOL RAIL • Expanding more toward fleet management services • Continuing to expand U.S. railcar repair network PLANT NUTRIENT • Expanding farm center network in Ohio, Michigan and Indiana • Leveraging engineered granule manufacturing and specialty liquid capacity and technologies 16

Investor Day 2020 | Goal is to “Learn and Earn,” Stay Abreast of Cutting-Edge and Potentially Disruptive Technologies Innovate and Develop New Products and Services Focus on Ag Supply Chain Innovation • Our unique position in the ag value chain enables us to spot trends and opportunities that are not always apparent • We take pride in our trusting relationships with growers built over the last 70+ years • Our merchandising and distribution capabilities allow us to get the right product in the right hands at the right place • A roster of industry veterans with depth of experience available to assist and coach entrepreneurs and their teams Plant Nutrients and Crop Protection Precision Science Grain Supply Chain Food Safety and Field Tracing Freight and Logistics Renewable Energy  Launched in 2014 to complement our unique innovation capabilities  Initial investment of up to $2.5M in 6 companies; one successful exit  Look for clearly defined products and services with a unique value proposition  Complements our environmental stewardship goals  Singular focus on building a practical solution that fulfills an unmet need 17

Investor Day 2020 | • Beyond primary row crops (corn, soybeans, wheat) • Specialty ingredients, foods and grains for humans and pets • Broad portfolio including ancient grains, lentils and various food ingredients • Robust suite of risk management tools for producers and end users • Higher value feed products • Feedstocks for renewable biodiesel and specialty fertilizers • Low-carbon ethanol • Corn oil for expanding renewable diesel market • Carbon dioxide for beverages • Leverage strategic partnerships • New liquid and lawn fertilizer products • Engineered granules to serve diverse markets • Cutting edge lawn products • Animal bedding and cat litter • Cleaning and sorting specialty grain varieties • Industrial liquids and specialty liquid fertilizers • Private label / contract manufacturing • Remanufacturing and repurposing railcars away from out-of-favor industries (e.g. sand), leading to more cost-effective fleet management solutions for customers and ANDE • Creating innovative railcar repair partnerships with short line railroads, including one of the nation’s largest single-site storage facilities Grow Profitably and Leverage Specialty Market Opportunities Incremental Growth Opportunities with Significant Upside Potential 18

Investor Day 2020 | Key Takeaways 1 2 3 4 5 Significant player in North American ag supply chain with strategic and interrelated businesses Customer-centric offerings and solutions driven by deep relationships and market expertise Broad product portfolio that leverages nimbleness and innovation to drive asset light and profitable growth Established track record of driving a leaner cost structure and continuous improvement Disciplined and targeted approach to capital allocation across our diverse portfolio of businesses, maximizing shareholder value 19

Trade Bill Krueger | President, Trade and Processing

Investor Day 2020 | Key Messages Focusing on our diversified merchandising and logistics business across a wide and expanding range of commodities1 Driving value by understanding needs of producers and end users through strong relationships, market intelligence and discovering arbitrage opportunities 2 Providing customers with the quality and quantity of commodities they need using expertise in transportation and risk management3 Leveraging shared information and services to further advance our competitive advantages across the organization4 21

Investor Day 2020 | Trade at a Glance A Meaningful Market Presence in North America, While Participating in Niche International Markets 1 Twelve months ended September 30, 2020 2 Non-GAAP measure. See reconciliation tables in Appendix Gross Profit $276M Adjusted Pretax Income $18M Employees ~870 KEY HIGHLIGHTS1 Customer Service Nimble and Innovative Market Expertise in Grains and Grain Products Diverse Commodities with Broad Geographic Reach SUCCESS FACTORS $7 $46 $50 $124 $88 2016 2017 2018 2019 TTM ADJUSTED EBITDA ($M)2 1 22

Investor Day 2020 | Broad Geographic Asset Reach and Production Top 5 U.S. Grain and Ingredients Merchant Bliss, ID GRAIN TRADED ~30M TONNES SPACE CAPACITY ~210M BUSHELS COMMODITIES 67 MERCHANDIZED FEED INGREDIENTS 2.2M TONNES SPECIALITY INGREDIENTS 1.5M TONNES Key Metrics1 Champaign, IL Delhi, LAHouston, TX Maumee, OH 1 Twelve months ended September 30, 2020 23

Broad Geographic Footprint

STRATEGICALLY LOCATED NEAR PRODUCERS

- Integration with Lansing and Thompsons provided:
  - ✓ Geographic expansion into Western Corn Belt and Eastern Canada
  - ✓ Significant diversification of trade flows outside of traditional products
  - ✓ Much greater scale in the agricultural marketplace
- Primary facilities are in key productive agricultural areas in the United States



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Working with Producers to Grow Commodities Needed for Customers

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Investor Day 2020 | How Trade Makes Money Diverse Margin Base from Broad Portfolio of Products PRODUCTS AND SERVICES • Grains & Oilseeds • Food & Feed Ingredients • Pulses, Lentils and Other Niche Crops • Propane Distribution • Merchandising • Storage and Handling • Risk Management Products – Freedom® Suite • Logistics Services Connecting production to demand across time and geography in the food, feed and fuel supply chains 18.9 6.7 2.9 0.7 -3.0 2.0 7.0 12.0 17.0 22.0 Corn Wheat Soybeans Sorghum TOP COMMODITIES1 (MILLION TONNES) 1 Twelve months ended September 30, 2020 Share of U.S. Trade Equivalent ~5% ~12% <5% ~7% 25

Secular Trends Supporting the Business

TRENDS	FOCUS AREA	ANDE INITIATIVE
Growing Demand	• Global consumptive demand for corn and soybeans continue to trend higher with 2020 seeing a substantial spike in exports • Globalization of Big Ag is providing opportunities for medium-sized companies	• Increase support for our bulk export operations in Maumee and Houston to grow our container exports from both the East and West coast • Develop strategic partnerships with U.S.-based end users
Changing Consumer Habits	• Americans spend ~$96B on pets annually and ~40% of that is for pet food[1] • Consumers continue to focus on plant-based and lifestyle diets along with gluten-free and allergen-free product offerings	• Continue to develop new pet food products as trends change • Expand presence in organic and pulse crop markets
Changing Producer Needs	• Consolidation of producers is driving increased demand for tools and digital platforms to improve profitability • Desire to produce crops that supply niche markets and create higher production margins	• Continuously improve current customer-facing applications and develop new ones • Add new products to Freedom® suite so producers can further improve risk management

Well-positioned to Benefit from Long-term Secular Trends

[1] Calendar 2019 data in American Pet Products Association press release dated February 27, 2020

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Investor Day 2020 | Durable Business Model Well-positioned with Expertise and Assets to Stand Out in the Competitive Landscape Diversified Income Streams • Buy and sell broad range of commodities via trade flows in key supply and demand regions across North America • Team of experts in grains, oilseeds, feed ingredients, food grains, proteins, pulses and specialty crops, and logistic services • Broad range of assets supporting trade flows • People and assets connected to both domestic and export markets Seamless Execution • Credit and counterparty risk management • Maximized opportunity through capacity management • Timely, efficient shipment and critical logistics services • Problem solving (e.g., changing delivery timing and/or location to meet customer needs) Strong Risk Management • Agricultural trading expertise • Flexible contract options • Transfer, management, and mitigation of risk for producers and customers • Hedging expertise in exchange-traded flows Skilled Merchandising • Experience and breadth of knowledge • Top industry talent • Deep experience in broad commodity portfolio • Pay for performance – each merchant compensated directly on business results 27

Investor Day 2020 | Strategic Growth Initiatives Drive Organic Growth1 Leverage Grain Assets to Increase Profitability2 Invest in Customer-facing Applications3 28

Investor Day 2020 | Driving Organic Growth Leveraging Asset-light Opportunities Through Existing and New Relationships • Focused on growing the business both organically and through asset-light acquisitions, with a platform structured to allow for growth • Well-positioned to grow revenue by providing additional services to new and existing customers • Added emphasis on expanding our Food & Specialty businesses • Providing solutions to our customers to improve traceability and verification of sustainable farming practices KEY INITIATIVES 29

Investor Day 2020 | Leverage Grain Assets to Increase Profitability We Empower and Reward Our Teams to Create Financial Value for Our Business 3.2 5.6 6.4 0 1 2 3 4 5 6 7 8 2017 TTM 2023E Total Turns through Licensed Capacity Total Volume Traded vs. Licensed Capacity • Transitioned businesses into individual profit centers to enhance transparency and accountability at a more granular level • Focused on generating additional margin through and around existing facilities • Increased merchandising presence within asset businesses • Recruiting and retaining successful merchants  Merchants-in-Training (MIT) and Supervisors-in-Training (SIT)  Fosters our asset-light approach to growth  Transparent and competitive compensation plans 1 Twelve months ended September 30, 2020 MINIMAL INVESTMENT REQUIRED TO ENHANCE PROFITABILITY 1 30

Investor Day 2020 | Invest in Customer-Facing Applications Continuously Improving Everything We Do for Better Decision-making and Customer Service • Increase cost efficiencies and provide best system for profit centers • Improve data aggregation by reducing the number of applications used • Leverage data analytics across Trade and Ethanol for better business decision making • Fully integrate Salesforce in Trade business by mid-year 2021 • Focus on fewer, more impactful projects DATA ANALYTICS • Further advance our competitive advantages by developing, leveraging and supporting customer-facing technologies (e.g. SmartTicket, SmartTruck, RogerTM) • Enhance current customer-facing digital platforms • Align with third-party digital platforms for potential future partnerships CUSTOMER EXPERIENCE 31

Investor Day 2020 | Trade Long-term Goals Strategic Focus 2023 Target EBITDA of $130M - $140M • Improve grain asset profitability by expanding its focus to include sales side and arbitrage − Increase percentage of bushels settled that don’t flow through facilities • Leverage key strengths of customer service, risk management, logistics, and arbitrage to pursue asset-light growth − Focus on products produced and consumed in North America that broaden our supply chain • Increase risk management and other service sales to both producers and sales customers Committed to Delivering Shareholder Value 32

Investor Day 2020 | Key Takeaways 1 2 3 4 Focusing on our diversified merchandising and logistics business across a wide and expanding range of commodities Driving value by understanding needs of producers and end users through strong relationships, market intelligence and discovering arbitrage opportunities Providing customers with the quality and quantity of commodities they need using expertise in transportation and risk management Leveraging shared information and services to further advance our competitive advantages across the organization 33

Ethanol Bill Krueger | President, Trade and Processing

Investor Day 2020 | Key Messages Focused on leading the industry in margin per bushel 1 Expertise in ethanol plant management, logistics and commercialization of ethanol and feed products2 Leveraging partnerships to expand market knowledge and shared technology across plants 3 Developing high protein feed products to drive profitable growth 4 35

Investor Day 2020 | Ethanol at a Glance Focused on Leading the Corn Dry Milling Industry in Margin Per Bushel 1 Twelve months ended September 30, 2020 2 Non-GAAP measure. See reconciliation tables in Appendix Gross Profit ~($9M) Adjusted Pretax Income (Loss) Attributable to The Andersons, Inc.2 ~($15M) Capacity Utilization 88.4% Employees ~270 KEY HIGHLIGHTS1 $37 $30 $31 $37 $42 2016 2017 2018 2019 TTM ADJUSTED EBITDA ($M)2 Strategic Partnerships Plant Size, Geography and ANDExcellence Trading, Logistics and Risk Management Expertise Protein Separation Technology Monetizing a Low Carbon Future SUCCESS FACTORS 1 36

Ethanol Overview

KEY BUSINESS CHARACTERISTICS

- Ethanol is a low-cost, clean-burning, high-octane, **renewable fuel product**
- **Our ethanol customers** are refiners, fuel blenders and convenience stores
- **Additional products** include distillers dried grains (DDGs), corn oil, higher-value feed products and CO_2
- Innovative corn kernel separation creates **valuable products**

MARGIN ADVANTAGES

- One of the **lowest cost per gallon** producers
- Utilities cogeneration in Albion and Colwich **drive cost down**
- Majority of corn purchased direct from producers, **lowering cost**
- Low-Carbon Intensity (CI) ethanol will generate **California credits**
- High-protein **feed products**
- Merchandise and trade a portfolio of ethanol and coproducts to leverage the production assets to provide **superior service and netbacks**

PRODUCTION VOLUME 2021 FORECAST

Ethanol	~550M Gallons
Feed Products	~1.3M Tons
Distiller's Corn Oil	~115M+ Pounds
Ethanol Traded vs. Produced	~1.4x

Sustainable Margin Advantage Over the Long Term

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Strategically Positioned Ethanol Plants

Logistically Advantaged Positions Close to Corn Production


Albion, MI


Greenville, OH


Clymers, IN


Denison, IA


Colwich, KS


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- **ELEMENT, LLC (Colwich, KS)**
  Opened August 2019
- **The Andersons Marathon Holdings LLC (TAMH)**
  Consolidation effective October 2019
  Opened/acquired between 2006 and 2012

6th Largest U.S. Ethanol Producer

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Investor Day 2020 | Benefits from Strategic Partnerships Positioning in the Industry as Partner of Choice R&D Decouple margin from corn/ethanol spread by developing new products and applications Uses waste wood to produce steam and electricity Technology First to market with significant lead time over competitors Production of high-protein feed products using ProtoMaxTM technology Knowledge Share operational and market expertise across our plants First-look advantage with respect to new products, processes and technology Financial Manage risk to capitalize on margin opportunities and low-cost structure When fully functional, expected to be the highest margin-per-bushel dry mill plant in North America 39

Investor Day 2020 | Secular Trends Supporting the Business Well-positioned to Benefit from Long-term Secular Trends TRENDS FOCUS AREA ANDE INITIATIVE • Lowest-cost and greenest octane-enhancing agent for gasoline engines to meet current and future needs • Support for a low-carbon future expected to increase U.S. and international demand for ethanol • Work with all ethanol customers to find more efficient ways to meet their product needs • Continue to selectively deploy low-carbon technology in our plants • Domestic ethanol outlook is improving due to year- round E15 and supportive regulations • Biofuel blending mandates expected to continue after current Renewable Fuel Standard Program (RFS) expires in 2022 • Continue to directly sell E15 to convenience stores • Support industry groups that educate others on the importance of maintaining an RFS program • If current export demand were to increase due to global carbon initiatives by 1.5 billion gallons per year, U.S supply and demand would be in balance • U.S. and China trade deal expected to be long-term demand driver; U.S. is well-positioned for increasing clean energy exports • Advance active efforts to identify new export partners and markets to supply from our plants or third-party sources Sustainable, Clean, Economical Energy Domestic Demand Export Demand 40

Investor Day 2020 | Durable Business Model Being a Low-cost Operator and Applying Our Core Competencies Produces Better Financial Results • Leveraging technology to maintain industry-leading yields, high capacity utilization and low-cost position • Technological capabilities enable significantly improved and differentiated revenue streams • Originate corn directly from farmers, creating a unique advantage Low-Cost Operator and Technology Leader • Integration with Trade provides intelligence and insights into global commodity trends • Deep relationships with customers; direct shipping of E85 from ethanol plants to convenience stores results in fewer links in supply chain and shared savings • Developing a vegetable oil business to service the renewable diesel industry to maximize the plant’s corn oil value Logistics, Trading, Risk Management and Customer Service • Low carbon standard in California (and future states) – cleaner fuel adds margin from LCFS carbon credits • Net neutral on electricity at Albion and ELEMENT plants; opportunity to expand to other plants • Capture over 450,000 tons of CO2 per year sold to food and beverage industry Sustainability 41

Investor Day 2020 | Strategic Growth Initiatives Create Higher-Margin Products1 Advance ANDExcellence for Continuous Improvement2 Pursue Commercial Market Development3 42

Investor Day 2020 | Create Higher-Margin Products Diversify from Commodity-based Business to Development of Higher-margin Products Transforming By-products • Working with Plant Nutrient to transform by- product streams into raw materials • Producing higher-margin specialty fertilizer products such as biochar Product Initiatives • Producing and selling 50% fermentation protein products • Producing ethanol with industry leading Carbon Intensity (CI) score, resulting in increased profitability Innovation • Implementing new technologies selectively at all plants to increase production efficiency and margins • Separating DDG stream into higher economic value • Identifying new marketing channels for new products 43

Investor Day 2020 | Advance ANDExcellence for Continuous Improvement Overall Equipment Effectiveness (OEE) Initiatives Resulting in Increased Efficiencies • Our teams innovate and improve by aligning processes, services and products to safely achieve the best possible product quality, employee engagement and financial results • Key to success is rooted in a culture of setting and adhering to high standards, developing benchmarks, tracking metrics, sharing best practices and communicating progress through standardized scorecards, resulting in:  Improved yields  Higher energy efficiency  Lower costs  Safer working environment  Increased capacity utilization • Internal program certifies Six Sigma yellow, green and black belts • Cross-functional, cross-plant steering committees share and develop best practices 44

Investor Day 2020 | Case Study: ANDExcellence in Action Building an Increasingly Productive and Safe Culture Background • Goal to be the best-in-class in every aspect of plant operations • Our research revealed an opportunity to improve ethanol and corn oil yields Solution • Optimized particle size using Six Sigma tools • Optimized fermentation chemicals Results • Improved ethanol productivity by 2.1% and corn oil yield by over 20% • Continue to improve our cost- competitive position 45

Investor Day 2020 | • Staying ahead of the competition:  In-house corn origination  Ethanol and feed products marketing  Prudent risk management • Developing a vegetable oil trading business to serve the renewable diesel industry • Investing in talent to retain merchandising advantage through risk management and commodity marketing functions • Solid operational performance has led to inquiries from other companies to manage aspects of their operations • Improving customer service to capture more value in supply chain with activities such as:  Leasing terminal space  Pursuing third-party merchandising agreements and new export markets  Diversifying our portfolio of value-added processes and products Pursue Commercial Market Development Leveraging Market Knowledge to Better Serve Customers and Grow within Our Markets 46

Investor Day 2020 | Ethanol Long-term Goals Strategic Focus 2023 Target EBITDA of $100M - $110M • Expand ethanol, DDG and vegetable oil trading • Replace commoditized DDGs with higher-margin feed products • Decouple ethanol financial results from the corn-to-ethanol relationship by creating more value from coproducts • Achieve industry-leading yields of ethanol per gallon and pound of corn oil per bushel while minimizing our carbon footprint Committed to Delivering Shareholder Value 47

Investor Day 2020 | Key Takeaways 1 2 3 4 Focused on leading the industry in margin per bushel Expertise in ethanol plant management, logistics and commercialization of ethanol and feed products Leveraging partnerships to expand market knowledge and shared technology across plants Developing high protein feed products to drive profitable growth 48

Q&A Session

Break

Plant Nutrient Joe McNeely | President, Plant Nutrient and Industrial

Investor Day 2020 | Key Messages Significant Eastern Corn Belt presence with a diverse and growing portfolio of plant nutrient products1 Three business lines with improved returns through operational and commercial excellence2 Recognized provider of high-performance golf, professional turf and other engineered granular products3 Strong innovation pipeline to drive product expansion and growth4 52

Investor Day 2020 | Plant Nutrient at a Glance Provider of Innovative Plant Nutrients, Agronomy Services, Specialty Liquids and Engineered Granules 1 Twelve months ended September 30, 2020 2 Non-GAAP measure. See reconciliation tables in Appendix Gross Profit ~$99M Adj. Pretax Income2 ~$17M Employees ~690 KEY HIGHLIGHTS1 Well-positioned assets across Eastern Corn Belt Technically advanced Engineered Granules and Specialty Liquids products Innovative products in multiple market channels Strong customer relationships across all our platforms SUCCESS FACTORS $49 $47 $45 $42 $48 2016 2017 2018 2019 TTM ADJUSTED EBITDA ($M)2 1 53

Business Lines and Key Metrics

Ag Supply Chain

- Receives, stores and markets nitrogen, phosphate and potash fertilizers (NPK)
- Network of independent dealers and nine farm centers serving the Eastern Corn Belt

Engineered Granules

Three primary business lines:

- Professional lawn and turf
- Contract manufacturing
- AgRecycling (cob)

Manufacturing, formulation, blending, bagging, distribution and marketing granules

Specialty Liquids

Specialty liquid manufacturing and distribution:

- Agriculture – highly sustainable and yield enhancing products
- Industrial end markets – power generation, industrials scrubbers and wastewater treatment

TOTAL VOLUME ~2.3M TONS

AG SUPPLY CHAIN	ENGINEERED GRANULES	SPECIALTY LIQUIDS
~1.5M TONS	~400K TONS	~340K TONS

Diverse Set of Businesses with Strong Positions in Many End Markets

The Andersons

Note: All data is twelve months ended as of September 30, 2020

Investor Day 2020 | 54

Well-positioned in Key Geographies

Ag Supply Chain

Eastern Corn Belt

- Provides wholesale nutrients and farm services
- Focus on providing additional services sustainably

Engineered Granules

National

- Serves diverse end markets from contract manufacturing in lawn to specialty professional turf and cob products for industrial applications
- Innovation is leading to product line expansion

Specialty Liquids

Midwest U.S. with Growing National

- Serves ag and industrial end markets
- Expanding industrial sales geography
- Diversifying customer base



Ag Supply Chain
Specialty Liquid
Engineered Granules
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
WV
PA
MD
VA
NC
SC
GA
FL

Ample Opportunity to Expand in Current and New Markets without Substantial Capital Investment

The Andersons
Investor Day 2020 | 55

Investor Day 2020 | Well-Positioned to Benefit from Secular Trends TRENDS FOCUS AREA ANDE INITIATIVE Sustainability • Reduce fertilizer runoff • Improve water quality • Developing next-gen nutrients and organic products • Working with farmers and independent retailers on sustainability practices Base Nutrient Storage and Distribution Demand Increasing Use of Technology in Ag Next-generation Products • Continue to support the distribution needs of fertilizer manufacturers, who continue to need product storage that is close to end users • Selectively acquire additional farm centers • Collaborating with manufacturers, distributors, dealers and large growers to better utilize facilities to drive more throughput, making assets more efficient • Persistently low crop prices have put pressure on fertilizer prices and generated the need to drive costs out of the distribution channel • Precision Ag driving need for new products and methods of applying nutrients • Improve crop yields • Creating products to improve yields and enhance customer engagement • Working with independent retailers and farmers to improve crop economics through focus on soil mapping and precision nutrient placement • Commercialize existing intellectual property • Create products that are easier to ship and recycle • Focus on health driving consumers to more natural alternatives • Leveraging dispersible granules (DG) technology beyond lawn care to other specialty end markets • Building strong pipeline of new products across our engineered granules and ag end markets 56

Investor Day 2020 | Durable Business Model Strong Assets Generating Steady Cash Flows Nimble and Innovative • Enabled by close customer relationships • Regimented stage-gate R&D process • Experienced in successful innovation and product launches Deep Industry Relationships • Farm centers providing critical advice to farmers on application and agronomy services • Long-term relationships with wholesale distributors, independent retailers, growers in farm centers, consumer product companies and professional turf dealers Well-placed Assets • Strategically located physical assets to optimize logistics • Highly efficient and expensive to replace • Large inland storage and manufacturing capability away from the river distribution system ANDExcellence • Focusing on employee safety • Implementing operational excellence in manufacturing processes • Optimizing existing capacity and improving efficiency • Training more “belts” and continuing to do CI projects 57

Investor Day 2020 | Case Study: Engineered Granules Over Two Decades of Reliable, Consistent Performance with Earned Mutual Trust • Top 3 Plant Nutrient customer • 20+ year partnership • Focus on formulation and packaging • Produce insecticides and herbicides sold through retail Background Solutions • Services span from procurement through fulfillment, helping take burden off the customer • Provide subject matter expertise to help inform strategy and guide R&D and strategic discussions • Account and customer service teams focused on responsiveness and execution • Share information to better understand each other’s business needs and help set goals • Have become customer’s partner of choice for home and garden granules; currently working on multi-year supply agreement • Recently identified / implemented multiple portfolio enhancements • Partnership now has focus on jointly-identified continuous improvement efforts • Increased communications have deepened understanding and helped drive results Results 58

Investor Day 2020 | Strategic Growth Initiatives Target Growth in Ag Supply Chain Core Markets1 Leverage Expertise in Engineered Granules2 Improve Specialty Liquids Business3 59

Investor Day 2020 | Target Growth in Ag Supply Chain Core Markets Strengthening Our Market Position through Select Strategic Initiatives Leverage Strategically-Positioned Wholesale Facilities • Well-positioned assets focused on the Eastern Corn Belt • Strategic warehousing partnerships with key suppliers • Improved cash flow through operational efficiencies and capital discipline Active Participation in Sustainable Agriculture • Help our customers profitably implement sustainable farming practices • Expand our regional organic crops warehouse • Bring new and innovative sustainability products to market Expand Farm Center Footprint • Pursue a disciplined farm centers acquisition strategy in our core geography • Expand in our market channels • Leverage expertise to include non-row crops • Increase throughput from existing wholesale assets 60

Investor Day 2020 | Leverage Expertise in Engineered Granules Expand Sales by Leveraging Wide Variety of High-Value Products without Increasing Capacity Innovation and Commercialization • Build on proven success in creating new IP-protected products such as DG LiteTM and other patented products • Expand our product offerings outside of ag and turf to reduce seasonality of our overall business • Dedicate resources to increase the speed at which we commercialize new products Customer Focus • Expand sales of existing products into new channels and markets • Leverage investment in ERP and CRM tools to improve customer experience • Deepen relationships with strategic customers to help them succeed Broad Range of Products 61

Investor Day 2020 | Improve Specialty Liquids Business Portfolio of Next-Generation Products Designed to Provide Sustainable and Profitable Cropping Systems Leverage Technical Innovation • Build upon innovation leadership as one of the top manufacturers of specialty ag liquids in the U.S. in seed starters, zinc and industrial liquids • Cross-sell into turf and professional lawn as well as non-row crops • Leverage new rail loadout to expand industrial business nationwide Grow Sustainably • Deliver sustainable precision agriculture solutions through new product development and distribution channels Integrate and Optimize Plants • Increase plant utilization through expanding sales footprint to new territories and markets • Lower operating costs by transforming all our plants to become best-in-class manufacturing facilities 62

Investor Day 2020 | Plant Nutrient Long-term Goals Strategic Focus 2023 Target EBITDA of $55M - $60M Committed to Delivering Shareholder Value • Improve top-line growth through innovation and sales excellence • Expand margin by enhancing procurement and operational excellence • Lead in engineered granules innovation and commercialization • Expand Ag Supply Chain business by adding retail farm centers in OH/MI/IN core footprint • Improve Specialty Liquids business through innovation-fueled growth in new markets 63

Investor Day 2020 | Key Takeaways 1 2 3 4 Significant Eastern Corn Belt presence with a diverse and growing portfolio of plant nutrient products Three business lines with improved returns through operational and commercial excellence Recognized provider of high- performance golf, professional turf and other engineered granular products Strong innovation pipeline to drive product expansion and growth 64

Rail Joe McNeely | President, Plant Nutrient and Industrial

Investor Day 2020 | Key Messages Top 10 North American railcar leasing provider with diversified customers, railcar types and repair capabilities1 Lowering capital intensity of the business with increased focus on fleet management services2 Strong customer and industry relationships with full suite of railcar services3 Expanding repair services through disciplined growth4 66

Investor Day 2020 | Rail at a Glance Providing Cost-Effective Leasing Solutions, Full Suite of Railcar Repair and Management Services Gross Profit ~$44M Pretax Income ~$8M # of Railcars Controlled and Managed ~24,000 Repair Locations 28 Employees ~320 KEY HIGHLIGHTS1 Deep Industry and Customer Relationships Integrated Maintenance Network Diverse Fleet with Flexibility and Reach in Target Markets Effective Value Buyer and Seller in Secondary Markets SUCCESS FACTORS $59 $55 $58 $66 $60 2016 2017 2018 2019 TTM ADJUSTED EBITDA ($M)2 1 Twelve months ended September 30, 2020 2 Non-GAAP measure. See reconciliation tables in Appendix 1 67

Investor Day 2020 | ALL OTHERS Diverse Fleet of Railcar Types across Many Industries Diversified Portfolio Provides Wide Range of Solutions to Customers Railcars Controlled ~23,400 Cars on Lease ~20,400 Utilization Rate 87.0% Commodities Handled ~150 Railcar as Percent of North American Fleet COVERED HOPPER 34% 64% TANK CAR 26% 19% GONDOLA 12% 4% OPEN-TOP HOPPER 8% 4% BOXCAR 6% 4% FLAT CAR 4% 2% INTERMODAL PLATFORM 4% N/A 5% 3% Industry1 The Andersons2 Key Metrics 1 Association of American Railroads, October 1, 2020 2 As of September 30, 2020 68 2

Investor Day 2020 | We Are a Top 10 Player in North America Size and Scale to Meet Customer Needs, Yet Small Enough to be Nimble and Flexible • ~1.7M railcars in North America − 65% privately owned − 35% railroad owned • More nimble than larger players, providing flexibility • Owning more cars than smaller players provides us with scale advantage • Lease cars in smaller increments • Flexibility to close non-traditional deals Background Top Private Railcar Owners 23,400 - 20,0 00 40,000 60,000 80,0 00 100,000 120,000 140,000 160,000 180,000 TTX Co. Union Tank Car/Procor Trinity Industries Leasing Wells Fargo Rail The CIT Group/Equipment Financing GATX *SMBC Rail Services The Andersons ExxonMobil American Railcar Industries ADM Transportation Midwest Railcar Progress Rail Leasing Equistar Chemicals Chicago Freight Car Leasing Dow Chemical Greenbrier Leasing Halliburton Energy Services Cargill Georgia Power CAI Rail David J. Joseph Mitsui Rail Capital Lessorl l l Manufacturer Shipper ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● Source: The Official Railway Equipment Register® April 2019; The Andersons cars controlled are as of September 30, 2020 ● ● 69

Investor Day 2020 | Railcar Repair Shops Rail Leasing Rail Sources of Income 2016 2017 2018 2019 TTM Leasing Railcar Sales Repair/Other Adjusted EBITDA by Platform ($M)1 $59 $55 $58 $66 $60 Increasing Income from Leasing and Railcar Management Services Business • Generate lease income from long-lived assets • 20% to 25% of cars come due every year • Buy and sell cars opportunistically • Full range of services • Most locations run very asset-light • Demand from short line railroads increasing 2 1 Non-GAAP measure. See reconciliation tables in Appendix 2 Twelve months ended September 30, 2020 70

Rail Repair Network Complements Leasing Business

PROVIDING REPAIR SERVICES

- ✓ Strategically located where cars move empty with geographically diverse network
- ✓ High-quality repairs
- ✓ Broad range of capabilities (from simple repairs to remanufacturing)
- ✓ Growing tank car repair capabilities
- ✓ Serves ANDE fleet, and third-party shippers and short line railroads


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
MD
NJ
VT
NH
ME
MA
CT
Repair Facility
Tank Car Repair Capable

Strategically Located Network of Repair Facilities

The Andersons

Investor Day 2020 | 71

Investor Day 2020 | Secular Trends Supporting the Business Long-term Secular Trends Support Growth Plan Sustainability • Railcars are nearly 100% recyclable, thus more environmentally friendly than trucks • Modern and large-capacity railcars improving rail transportation efficiency • Continue to selectively scrap (and replace) older equipment as lease and scrap steel rates economically dictate • As older railcars are scrapped, replace with newer higher capacity railcars Long-term Carload Demand • GDP growth, truck driver shortage and aging road infrastructure will drive increased rail transportation and demand over the long term • Precision Scheduled Railroading (PSR) is driving railcar ownership to lessors and shippers • Continue role as value buyer and seller of railcars • Increase number of cars managed but not owned while maintaining total number of cars managed Increasing Repair Demand • Class I railroads are increasingly concentrating on long trains and long hauls • Result will be an increase in short-line carloads and therefore demand for third-party repair services • Expand railcar repair network, with emphasis on serving short line railroads TRENDS FOCUS AREA ANDE INITIATIVE 72

Investor Day 2020 | Unique Competitive Advantages Well-positioned to Stand Out in the Competitive Landscape • Diverse customer mix – Top 10 customers account for less than 20% of lease revenue • Strong industry relationships • High-touch customer service • High number of requests from railroads proposing repair partnerships Deep Customer Relationships • Lower cost, mature fleet enables price flexibility • Geographically diverse repair locations • Ability to fulfill leasing needs of both small- and large-scale customers • Access to railcar buy and sell opportunities Diverse Fleet and Repair Footprint • Nimble and customized approach to generating revenue using low- cost fleet – able to maximize value of mature railcars • In-house labor and facilities with strong mechanical knowledge result in lower repair costs • Meet customer expectations for high-quality repairs Cost-Effective Full Suite of Services 73

Investor Day 2020 | Case Study: Solving Leasing Customer Problems • Rail resolved both customers’ immediate car needs • The newer sand cars use less track space, allowing Customer A to load more cars at one time. As a result, Customer A leased an additional 20 newer sand cars from Rail • Customer A is now planning to replace all its older, small cubic capacity railcars (leased from other lessors) with more of Rail’s newer sand cars • Customer A leased 10 older, open top hopper cars, but also wanted to upgrade its fleet to small cube covered hoppers, without increasing costs • Customer B was looking for 10 open top hoppers Background ANDE Solution • Given the excess supply of frac sand cars in the market, Rail allowed Customer A to trade the open top hoppers for newer, higher cubic capacity sand cars • Rail then placed the 10 open top hoppers with Customer B Results Use Railcar Knowledge to Effectively Solve Customer Issues 74

Investor Day 2020 | Strategic Initiatives Reduce Capital Intensity of Lease Fleet and Grow Railcar Management Business 1 Expand Railcar Repair Network and Service Offerings 2 75

Investor Day 2020 | Reduce Capital Intensity of Railcar Lease Fleet Leveraging Our Competitive Advantages to Offer Creative Leasing and Management Solutions Profitable Growth • Replace current fleet as it ages and selectively grow owned or managed railcar fleet by partnering with established investors who acquire railcars that we manage • Profitably grow the fleet under management Leverage Platforms • Selectively monetize railcar values by providing railcar management and leasing services on cars we sell • Leverage existing railcar management platforms and human resources 76

Investor Day 2020 | Expand • Add two to three shops per year • Establish strategic relationships with more short line railroads • Support ANDE leasing and fleet management business Growing Railcar Repair Network and Service Offerings Geographically Diverse Network with a Full Suite of Railcar Repair Services Optimize • Improve efficiency by implementing programs focused on ANDExcellence • Capture synergies through vertical integration of railcar repair and maintenance 77

Investor Day 2020 | Rail Long-term Goals Strategic Focus Committed to Delivering Shareholder Value 2023 Target EBITDA of $55M - $60M • Maintain current level of railcars controlled and managed • Continue to expand repair network across the U.S. • Reduce capital intensity coupled with disciplined asset management 78

Investor Day 2020 | Key Takeaways 1 2 3 4 Top 10 North American railcar leasing provider with diversified customers, railcar types and repair capabilities Lowering capital intensity of the business with increased focus on fleet management services Strong customer and industry relationships with full suite of railcar services Expanding repair services through disciplined growth 79

Financial Overview Brian Valentine | Executive Vice President and CFO

Investor Day 2020 | Key Messages Maximizing synergies and benefits through optimized business structure1 Refined key financial metrics and aligned them with management incentives 2 Efficient working capital management to achieve stronger cash flow, reduce debt and maintain a flexible balance sheet3 Disciplined capital allocation with consistent history of rewarding shareholders with dividends4 81

Investor Day 2020 | Financial Performance Overview ($M) Gross Profit Adjusted EBITDA1 Adjusted Pretax Income Attributable to The Andersons1 Cash from Operations before Working Capital Changes1 • Increase in 2019 largely due to acquisition of Lansing Trade Group and Thompsons Limited • Decline during the trailing twelve-month period is largely attributable to COVID • Steady adjusted EBITDA growth toward the $300M despite decrease in gross profit • Consistently reduced operating, administrative and general expenses; meaningful improvement since 2015 • Impacts from COVID across all businesses except Plant Nutrient led to decrease in adjusted pretax income over last twelve months • Increased D&A relating to capex and M&A step-up accounting • Generated consistent and growing cash flows before changes in working capital despite the challenging business environment 1 Non-GAAP measure. See reconciliation tables in Appendix 2 Twelve months ended September 30, 2020 $127 $157 $178 $254 $225 2016 2017 2018 2019 TTM $346 $319 $302 $518 $410 2016 2017 2018 2019 TTM $19 $49 $60 $51 $6 2016 2017 2018 2019 TTM $123 $109 $117 $193 $237 2016 2017 2018 2019 TTM2 2 2 2 82

Investor Day 2020 | 2.7% 4.2% 4.2% 3.4% 1.2% 2016 2017 2018 2019 TTM Adjusted ROIC1 Refined Key Financial Metrics to Track Performance • Pretax Income • Adjusted EBITDA Historical Focus • Adjusted EBITDA • Pretax Income • ROIC • Free Cash Flow New Emphasis 1 Non-GAAP measure. See reconciliation tables and definition of measure in Appendix 2 Twelve months ended September 30, 2020 3 Free cash flow before M&A spending and after investment purchases and dividends ($17) ($55) ($238) $103 $91 2016 2017 2018 2019 TTM Free Cash Flow1,3 ($M) Emphasis on New Financial Metrics; Aligned with Management Incentives 2 2 83

Investor Day 2020 | 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Readily Marketable Inventories Short-term Debt Working Capital Renewed Focus on Working Capital Taken Specific Steps to Improve Cash Flows Much of Working Capital is Readily Marketable Inventory (RMI) Important Initiatives / Milestones Achieved  Dashboards to track efficiency  Focused on improving DSO, DIO, DPO  Profit center reporting, driving accountability Unique about ANDE Working Capital Management  Short-term debt is highly seasonal and fluctuates with commodity prices  Most trade inventory is readily marketable and generates significant income when there is carry in the market 1 Working Capital excludes Short-term Debt (STD) and current maturities 1 84

Investor Day 2020 | On Track to Achieve Consistent Positive Free Cash Flow Poised to Generate Stronger Cash Flow Over the Long Term • Net capital spending of $100M to $150M annually • Smaller bolt-on acquisitions and asset-light growth • Continued pruning of the asset portfolio as needed • Continued measured dividend growth 2023 Target Assumptions ($350) ($250) ($150) ($50) $50 $150 $250 $350 $450 2016 2017 2018 2019 TTM Free Cash Flow ($M) Cash from Ops Capital Expenditures WC Changes Dividends Free Cash Flow Target Annual FCF of >$100 1 Non-GAAP measure. See reconciliation tables in Appendix 2 Excludes M&A spending 3 Twelve months ended September 30, 2020 1 2 2 85

Investor Day 2020 | Focused on Debt Reduction Prioritizing Debt Reduction to Maintain a Flexible Balance Sheet $445 $473 $518 $1,079 $984 $29 $22 $205 $147 $100 3.5x 3.0x 2.9x 4.3x 4.4x -0.5 1.5 3.5 5.5 7.5 9.5 11.5 13.5 0 200 400 600 800 1000 1200 1400 2016 2017 2018 2019 TTM Short-term Debt Long-term Debt (Including Current Maturities) Long-term Debt-to-Adj. EBITDA Long-term Debt-to-Adjusted EBITDA ($M) LT Target <2.5x DIFFERENCE IN ANDE VS. TRADITIONAL DEBT PROFILE • Short-term debt largely is used to finance readily marketable inventory (RMI) that usually generates storage income • Long-term debt rose in 2019 due to the Lansing acquisition (January) and the consolidation of four ethanol entities to form TAMH (October) • Debt issued to finance ethanol entities is non-recourse debt LEVERAGE RATIO TARGETS To achieve LT target of leverage less than 2.5x EBITDA: • Continue to increase EBITDA • Achieve additional debt reduction of $200 to $250M by 2023 86

Investor Day 2020 | Capital Allocation Framework Reducing Debt and Focused on Returning Cash to Shareholders REDUCE LONG-TERM DEBT Reduce debt to achieve target long-term debt-to-adjusted EBITDA ratio of <2.5x PURSUE OPPORTUNISTIC ACQUISITIONS Consider bolt-on acquisition targets and strategic opportunities RETURN CASH TO SHAREHOLDERS Continue 24-year history of consecutive dividends, totaling almost $100M over the past five years 1 As disclosed in the statement of cash flows 2 Purchases of rail assets; proceeds from sale of rail assets; purchases of property, plant and equipment and capitalized software; and proceeds from sale of assets and businesses 3 Acquisitions of businesses, net of cash acquired and purchases of investments (including investments in affiliates) net of proceeds from return of investments in affiliates 4 In years 2016-2019, debt was increased as a result of the acquisition of Lansing Trade Group and the TAMH merger. 75% 55% 15% 35% 10% 10% 2016-2019 2020E-2023E Capex M&A Debt Paydown Dividends Uses of Cash $733M Uses of Cash (est.) $900M - $950M Growth 25% Maintenance 30% 87 1 2 3 4

Investor Day 2020 | 24 - Year Track Record of Consecutive Dividend Payments . . . . . . and Yield Consistent with Larger Industry Peers $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $0.70 88

Investor Day 2020 | Pre-Pipeline Teaser (one-page briefing) Strategic Alignment Summary Business Analysis Due Diligence Execution/ Implementation The Anderson Growth Process Disciplined Project Selection Ensures Alignment with Financial Goals and Strategic Objectives Growth idea documented Potential business opportunity/concept Business leadership reviews initial draft project writeup and early financials Full business case and detailed financial analysis presented Due diligence on the opportunity completed Project presented to CEO/Board; implement if approved INSIDE THE PIPELINE ABOVE THE FUNNEL Leadership support for innovation and intrapreneurship Careful financial analysis and risk assessment; IRR above hurdle rate Commitment to a more robust business development function 89

Investor Day 2020 | M&A Framework Disciplined, Focused and Strategic Approach to M&A Fits Strategically; Core or Adjacent Provides Differentiation: Enables Ability to “Move Up Value Chain” Increases Scale Strengthens Geographic Footprint Addresses Validated Customer Needs S T R A T E G I C F I L T E R S F I N A N C I A L C R I T E R I A Immediately Accretive to Margins and Cash Flows Accretive to EPS within Two Years ROIC 200 bps above Cost of Capital 90

Investor Day 2020 | Disciplined & Strategic M&A Lansing Acquisition Acquired January 2019 Line of Business Trade Purchase Price ($M) $329M Strategic Fit  Accretive to Margins and Cash Flows  Accretive to EPS within Two Years  ROIC > 200 bps above WACC  Financial Criteria Below Criteria In Progress Met Criteria Strategic Criteria • Experts engaged due to size and complexity of project • “Best of Both” decisions: Selected incredible talent, processes and technology • Disciplined integration workplan led to early synergy capture LESSONS LEARNED Synergies • Cost synergies ahead of schedule…exceeded goals Integration • Integration management continuing to find commercial synergies between Trade and Ethanol Next Steps • Identify new products, customers and geographies for further growth 91

Investor Day 2020 | Financial Milestones Near and Long-term Milestones • Reduce long-term debt by an additional $200M to $250M by year-end 2023 • Reduce long-term debt-to-EBITDA ratio to less than 2.5x by year-end 2023 • Continue disciplined approach to capital deployment • Work steadily toward ROIC target of 200 bps above WACC Adjusted EBITDA1 ($M) 2016 2017 2018 2019 TTM2 2023E Trade $7 $46 $50 $124 $88 $130 - $140 Ethanol $37 $30 $31 $37 $42 $100 - $110 Plant Nutrient $49 $47 $45 $42 $48 $55 - $60 Rail $59 $55 $58 $66 $60 $55 - $60 Total Company $127 $157 $178 $254 $225 $350 - $375 1 Non-GAAP measure. See reconciliation tables in Appendix 2 Twelve months ended September 30, 2020 3 Includes EBITDA from corporate and other costs and a modest amount of EBITDA from bolt-on acquisitions. Assumptions • Normal growing conditions • Return to pre-COVID driving demand and economic growth rates • ELEMENT® plant producing low-carbon ethanol 3 92

Investor Day 2020 | Key Takeaways 1 2 3 4 Maximizing synergies and benefits through optimized business structure Refined key financial metrics and aligned them with management incentives Efficient working capital management to achieve stronger cash flow, reduce debt and maintain a flexible balance sheet Disciplined capital allocation with consistent history of rewarding shareholders with dividends 93

Q&A Session

Pat Bowe | President & CEO Closing Remarks

Investor Day 2020 | Significant player in North American ag supply chain with strategic and interrelated businesses, serving critical links and connecting production to demand across time and geographies Building upon a foundation of strong capabilities and assets with customer-centric offerings and solutions driven by continuous innovation, market expertise and deep relationships Broad product portfolio with meaningful scale yet small enough to be nimble, a competitive advantage to stand out in the marketplace Establishing a track record of driving a leaner cost structure and continuous improvement coupled with disciplined approach to capital allocation, enabling growth while creating shareholder value Why Invest in the Andersons 96 Compelling Investment Thesis

Appendix

Investor Day 2020 | Non-GAAP Reconciliation (Adjusted Pretax Income Attributable to The Andersons, Inc.) (in thousands) 2016 2017 2018 20191 20201,2 Pre-tax income (loss) $ 21,381 $ (20,525) $ 53,156 $ 28,111 $ (26,867) (Income) loss attributable to the noncontrolling interests (2,876) (98) 259 3,247 21,565 Pre-tax income (loss) attributable to The Andersons, Inc. 18,505 (20,623) 53,415 31,358 (5,302) Adjusting items to pre-tax income (loss): Goodwill impairment - 59,081 - - - Asset impairment including equity method investments - 10,913 - 46,178 43,097 Acquisition costs - - 6,514 8,007 2,158 Transaction related stock compensation - - - 9,337 5,258 Gain on pre-existing equity method investments, net - - - (35,214) (36,287) Gain on sales of assets - - - (8,646) (8,646) Severance costs - - - - 5,563 Adjusted pre-tax income attributable to The Andersons, Inc. $ 18,505 $ 49,371 $ 59,929 $ 51,020 $ 5,841 1 Includes the effects of the acquisition of Lansing Trade Group and Thompsons Limited that occurred on January 2, 2019 and the merger of several entities into The Andersons Marathon Holdings (TAMH) on October 1, 2019 2 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 98

Investor Day 2020 | Non-GAAP Reconciliation (Adjusted EBITDA) (in thousands) 2016 2017 2018 20191 20201,2 Net income (loss) $ 14,470 $ 42,609 $ 41,225 $ 15,060 $ (23,197) Interest expense 21,119 21,567 27,848 59,691 52,061 Income tax provision (benefit) 6,911 (63,134) 11,931 13,051 (3,670) Depreciation & amortization 84,325 86,412 90,297 146,166 188,937 Earnings before interest, taxes, depreciation and amortization (EBITDA) 126,825 87,454 171,301 233,968 214,131 Adjusting items to EBITDA: Goodwill impairment - 59,081 - - - Asset impairment including equity method investments - 10,913 - 46,178 43,097 Acquisition costs - - 6,514 8,007 2,158 Transaction related stock compensation - - - 9,337 5,258 Gain on pre-existing equity method investments, net - - - (35,214) (36,287) Gain on sales of assets - - - (8,646) (8,646) Severance costs - - - - 5,563 Adjusted EBITDA $ 126,825 $ 157,448 $ 177,815 $ 253,630 $ 225,274 1 Includes the effects of the acquisition of Lansing Trade Group and Thompsons Limited that occurred on January 2, 2019 and the merger of several entities into The Andersons Marathon Holdings (TAMH) on October 1, 2019 2 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 99

Non-GAAP Reconciliation (Adjusted Return on Invested Capital)

(in thousands, except for percentages)		2016		2017		2018		2019[1]		2020[1,2]
Pre-tax income (loss)	$	21,381	$	(20,525)	$	53,156	$	28,111	$	(26,867)
Adjusting items to return on invested capital (ROIC):										
Interest expense		21,119		21,567		27,848		59,691		52,061
Goodwill impairment		-		59,081		-		-		-
Asset impairment including equity method investments		-		10,913		-		46,178		43,097
Acquisition costs		-		-		6,514		8,007		2,158
Transaction related stock compensation		-		-		-		9,337		5,258
Gain on pre-existing equity method investments, net		-		-		-		(35,214)		(36,287)
Gain on sales of assets		-		-		-		(8,646)		(8,646)
Severance costs		-		-		-		-		5,563
Adjusted return before income taxes		42,500		71,036		87,518		107,464		36,337
Income tax impact[3]		(10,625)		(17,759)		(21,880)		(26,866)		(9,084)
Total adjusted ROIC earnings		31,875		53,277		65,638		80,598		27,253
Total equity		790,697		822,899		876,764		1,195,655		1,137,227
Total debt[4]		473,610		494,544		722,776		1,226,178		1,084,278
Less: Cash and cash equivalents		(62,630)		(34,919)		(22,593)		(54,895)		(13,693)
Total adjusted invested capital	$	1,201,677	$	1,282,524	$	1,576,947	$	2,366,938	$	2,207,812
Adjusted return on invested capital		2.7%		4.2%		4.2%		3.4%		1.2%

[1] Includes the effects of the acquisition of Lansing Trade Group and Thompsons Limited that occurred on January 2, 2019 and the merger of several entities into The Andersons Marathon Holdings (TAMH) on October 1, 2019 [2] Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 [3] A standard 25% tax rate was used to calculate ROIC across all periods presented [4] Total debt includes Short Term Debt, Current Maturities of Long-Term Debt and Long-Term Debt

The Andersons
Investor Day 2020 | 100

Investor Day 2020 | Non-GAAP Reconciliation (Cash from Operations Before Working Capital Changes) (in thousands) 2016 2017 2018 20191 20201,2 Cash provided by (used in) operating activities $ 39,585 $ 75,285 $ (35,519) $ 348,562 $ 224,728 Changes in operating assets and liabilities: Accounts receivable (26,429) 9,781 (24,788) 1,487 (5,344) Inventories 28,165 16,141 (44,060) (1,578) (6,936) Commodity Derivatives (9,990) 20,285 (16,610) 21,714 (10,802) Other Assets 19,407 (5,623) 3,290 30,497 (22,628) Payables and other accrued expenses (94,688) (74,237) (69,935) 103,842 33,586 Total changes in operating assets and liabilities (83,535) (33,653) (152,103) 155,962 (12,124) Adjusted cash from operations before working capital changes $ 123,120 $ 108,938 $ 116,584 $ 192,600 $ 236,852 1 Includes the effects of the acquisition of Lansing Trade Group and Thompsons Limited that occurred on January 2, 2019 and the merger of several entities into The Andersons Marathon Holdings (TAMH) on October 1, 2019 2 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 101

Investor Day 2020 | Non-GAAP Reconciliation (Free Cash Flow) (in thousands) 2016 2017 2018 20191 20201,2 Cash provided by (used in) operating activities $ 39,585 $ 75,285 $ (35,519) $ 348,562 $ 224,728 Adjustments to free cash flow: Purchases of Rail assets (85,268) (143,020) (167,005) (105,254) (63,071) Proceeds from sale of Rail assets 56,689 36,896 79,439 18,090 16,682 Purchases of property, plant and equipment and capitalized software (77,740) (34,602) (142,579) (165,223) (99,286) Proceeds from sale of assets 69,904 33,879 47,486 30,617 37,887 Purchase of investments (2,523) (5,679) (1,086) (1,490) (2,849) Dividends paid (17,362) (18,152) (18,639) (22,118) (22,781) Total adjustments to free cash flow (56,300) (130,678) (202,384) (245,378) (133,418) Adjusted free cash flow $ (16,715) $ (55,393) $ (237,903) $ 103,184 $ 91,310 1 Includes the effects of the acquisition of Lansing Trade Group and Thompsons Limited that occurred on January 2, 2019 and the merger of several entities into The Andersons Marathon Holdings (TAMH) on October 1, 2019 2 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 102

Investor Day 2020 | Non-GAAP Reconciliation (Adjusted EBITDA – Trade) (in thousands) 2016 2017 2018 2019 20201 Net income (loss)2 $ (15,651) $ 8,197 $ 21,715 $ (14,780) $ (22,698) Interest expense 7,955 8,320 11,845 35,202 22,799 Depreciation & amortization 18,232 18,757 16,062 50,973 46,928 Earnings before interest, taxes, depreciation and amortization (EBITDA) 10,536 35,274 49,622 71,395 47,029 Adjusting items to EBITDA: Prior period recasts3 (3,932) - - (2,236) (283) Acquisition costs - - - 6,682 833 Transaction related stock compensation - - - 9,337 5,258 Asset impairment including equity method investments - 10,913 - 43,501 40,420 Loss on pre-existing equity method investment - - - 1,073 - Gain on sale of assets - - - (5,702) (5,702) Adjusted EBITDA $ 6,604 $ 46,187 $ 49,622 $ 124,050 $ 87,555 1 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 2 All taxes are associated to “other” in the segment reporting of the Company; 3 Prior periods have been recast between the Trade and Ethanol segments for items not previously reported in the 2019 10-K to conform prior years with current year presentation. 103

Investor Day 2020 | Non-GAAP Reconciliation (Adjusted EBITDA – Ethanol) (in thousands) 2016 2017 2018 2019 20201 Net income (loss)2 $ 27,602 $ 23,623 $ 26,817 $ 45,112 $ (1,335) Interest expense (income) 35 (67) (1,890) 584 8,012 Depreciation & amortization 5,925 5,970 6,136 23,727 70,419 Earnings before interest, taxes, depreciation and amortization (EBITDA) 33,562 29,526 31,063 69,423 77,096 Adjusting items to EBITDA: Prior period recasts3 3,932 - - 2,236 283 Acquisition costs - - - 1,325 1,325 Gain on pre-existing equity method investment - - - (36,287) (36,287) Adjusted EBITDA $ 37,494 $ 29,526 $ 31,063 $ 36,697 $ 42,417 1 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 2 All taxes are associated to “other” in the segment reporting of the Company; 3 Prior periods have been recast between the Trade and Ethanol segments for items not previously reported in the 2019 10-K to conform prior years with current year presentation. 104

Investor Day 2020 | Non-GAAP Reconciliation (Adjusted EBITDA – Plant Nutrient) (in thousands) 2016 2017 2018 2019 20201 Net income (loss)2 $ 14,176 $ (45,121) $ 12,030 $ 9,159 $ 17,453 Interest expense 6,448 6,420 6,499 7,954 6,011 Depreciation & amortization 28,663 26,628 26,871 25,985 25,228 Earnings before interest, taxes, depreciation and amortization (EBITDA) 49,287 (12,073) 45,400 43,098 48,692 Adjusting items to EBITDA: Goodwill impairment - 59,081 - - - Asset Impairment - - - 2,175 2,175 Gain on sale of assets - - - (2,944) (2,944) Adjusted EBITDA $ 49,287 $ 47,008 $ 45,400 $ 42,329 $ 47,923 1 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 2 All taxes are associated to “other” in the segment reporting of the Company. 105

Investor Day 2020 | Non-GAAP Reconciliation (EBITDA – Rail) (in thousands) 2016 2017 2018 2019 20201 Net income2 $ 32,428 $ 24,798 $ 17,379 $ 15,090 $ 7,935 Interest expense 6,461 7,023 11,377 16,486 16,447 Depreciation & amortization 20,082 23,081 29,164 34,122 35,415 Earnings before interest, taxes, depreciation and amortization (EBITDA) $ 58,971 $ 54,902 $ 57,920 $ 65,698 $ 59,797 1 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 2 All taxes are associated to “other” in the segment reporting of the Company. 106

Investor Day 2020 | Non-GAAP Reconciliation (TTM1 Pretax Income by Segment) (in thousands) Trade Ethanol Plant Nutrient Rail Other Total Pre-tax income (loss) $ (22,698) $ (1,335) $ 17,453 $ 7,935 $ (28,222) $ (26,867) Adjusting items to pre-tax income (loss): Prior period recasts2 (210) 210 - - - - Acquisition costs 833 1,325 - - - 2,158 Transaction related stock compensation 5,258 - - - - 5,258 Asset impairment including equity method investments 40,420 - 2,175 - 502 43,097 Gain on pre-existing equity method investment - (36,287) - - - (36,287) Gain on sale of assets (5,702) - (2,944) - - (8,646) Severance Costs - - - - 5,563 5,563 Adjusted Pre-tax income (loss) 17,901 (36,087) 16,684 7,935 (22,157) (15,724) (Income) loss attributable to the noncontrolling interests - 21,565 - - - 21,565 Adjusted pre-tax income (loss) attributable to the Company $ 17,901 $ (14,522) $ 16,684 $ 7,935 $ (22,157) $ 5,841 1 Trailing twelve months (TTM) covers the time period from October 1, 2019 through September 30, 2020 2 Prior periods have been recast between the Trade and Ethanol segments for items not previously reported in the 2019 10-K to conform prior years with current year presentation. 107

Leadership Biographies

Investor Day 2020 | Pat Bowe | President and Chief Executive Officer Pat Bowe has served as president and chief executive officer of The Andersons since 2015. And in that time, he has led the company through numerous momentous changes, including the acquisition of Lansing Trade Group. Pat has more than 35 years of experience in the agriculture sector. Prior to joining The Andersons, he served as corporate vice president for Cargill, Inc. and one of the leaders of the company’s Food Ingredients and Systems platform. Before those roles, Pat served President of Cargill’s Corn Wet Milling business and held several other senior management positions within the company. Pat graduated from Stanford University with a bachelor’s degree in political science, and later earned his master’s degree from Stanford’s Food Research Institute. Pat has served on the board of directors for various companies, including for Schwan’s Home Service, Inc. and Fabcon, Inc. He currently volunteers as a board chair for the Toledo Alliance for the Performing Arts and a board member for the Toledo Museum of Art. In April 2020, he was appointed to Ohio Governor Mike DeWine’s Economic Advisory Board, which advises on the business implications of the COVID-19 pandemic. 109

Investor Day 2020 | Brian Valentine | EVP, Chief Financial Officer Brian Valentine is the executive vice president and chief financial officer for The Andersons. He joined the company in August 2018 after more than 20 years of senior management experience. His expertise encompasses corporate finance, treasury, public capital markets, accounting, tax and investment management. From 2011 to 2018, Brian served as corporate vice president and chief financial officer for The Lubrizol Corporation, a subsidiary of Berkshire Hathaway and manufacturer of specialty chemicals for the transportation, industrial and consumer industries. Prior to this role, he held numerous financial leadership positions within the company while it was publicly traded, including corporate treasurer. Brian received his bachelor’s degree in business administration in accounting as well as his MBA from John Carroll University, Cleveland, Ohio. He is a certified public accountant licensed in the state of Ohio. 110

Investor Day 2020 | Christine Castellano | EVP, General Council Christine Castellano is executive vice president, general counsel and secretary of The Andersons. Christine joined The Andersons in 2020. She has extensive experience in national and international agribusiness law. Prior to joining The Andersons, she served as senior vice president, general counsel, corporate secretary and chief compliance officer for Ingredion Incorporated. She was promoted to the position in 2012 after serving 16 years in legal roles of increasing responsibility for Ingredion and its predecessor companies. Christine received her Bachelor of Arts in Political Science from the University of Colorado and her Juris Doctorate from the University of Michigan School of Law. In May 2019, she was designated as a Certified Diversity Professional by the National Diversity Council. 111

Investor Day 2020 | Bill Krueger | President, Trade and Ethanol Bill Krueger is president of The Andersons Trade and Processing business group. He joined The Andersons as president of the former Trade Group in January 2019 when the company acquired Lansing Trade Group. Prior to the acquisition, he served as Lansing’s CEO and a member of its board. During his time at Lansing, Bill led the company into new investments and infrastructure developments across the U.S., while maintaining a solid foundation in traditional commodity merchandising. Bill graduated from the University of Nebraska with a degree in agricultural business. He earned his MBA from DeVry University’s Keller Graduate School of Management. Bill currently serves on the board of Children’s Mercy Hospital in Kansas City, Missouri, and is chair of its Finance Committee. 112

Investor Day 2020 | Joe McNeely | President, Plant Nutrient and Rail Joe McNeely joined The Andersons in January 2018 as president of the former Rail Group. He now serves as president of The Andersons Nutrient and Industrial business group. Joe has more than 30 years of experience in the financial, manufacturing and distribution industries, specializing in the railcar business. Prior to joining The Andersons, he served as president and CEO of FreightCar America, Inc. where he led the company’s transformation from a coal railcar manufacturer to manufacturing a diverse portfolio of railcars. Joe earned his bachelor’s degree in accounting from Illinois State University. He received his MBA from the University of Notre Dame. Joe has served on the boards of the Railway Supply Institute and the American Association of Railroads. He was also chairman of the American Railway Car Institute Committee. 113